Basic and Diluted Net Income (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Summary of basic and diluted loss per ordinary share	RSU awards and convertible preferred stock warrants, as applicable pursuant to the treasury stock method, and the convertible notes, as applicable pursuant to the if-converted method. The following table sets forth the computation of basic and diluted net income (loss) per share:

(In thousands, except for share and per share amounts)	Year Ended December 31,
	2021	2020
Numerator:
Net income (loss) attributable to common stockholders—Basic	$42,090	$(30,302)

Net income (loss) attributable to common stockholders—Diluted	$42,090	$(30,302)
Denominator:
Weighted-average common shares outstanding—Basic (1)	101,221,781	62,544,933
Stock options	4,954,919	—
RSU awards	61,054	—
Weighted-average common shares outstanding—Diluted (1)	106,237,754	62,544,933
Net income (loss per share)—Basic	$0.42	$(0.48)
Net income (loss per share)—Diluted	$0.40	$(0.48)
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(1)Excludes weighted-average Sponsor Vesting Shares subject to return of 2,342,466 and — shares for the year ended December 31, 2021 and December 31, 2020, respectively.

Summary of antidilutive securities excluded from computation of earnings per share
The following outstanding shares of potentially dilutive securities were excluded from the computation of diluted net income (loss) per share attributable to common stockholders for the periods presented because including them would have been antidilutive:

	Year Ended December 31,
	2021	2020
Options to purchase common stock	—	8,222,710
Warrants to purchase common stock	35,476,667	—
Warrants to purchase redeemable convertible preferred stock, as-converted	2,678,320	5,554,470